UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange act of 1934

Date of Report (Date of earliest event reported): February 6, 2014

LinkedIn Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35168	47-0912023
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2029 Stierlin Court

Mountain View, CA 94043

(Address of Principal Executive Offices including Zip Code)

(650) 687-3600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

In connection with an acquisition agreement entered into on February 6, 2014, LinkedIn Corporation (the “Company”) agreed to issue up to an aggregate of approximately 413,000 shares of its Class A common stock to the stockholders of Bright Media Corporation (“Bright”) as a portion of the consideration for all of the outstanding equity of Bright. The final number of shares of the Company’s Class A common stock to be issued in connection with the acquisitions is subject to adjustment based on (i) purchase price adjustment provisions, (ii) continuing service obligations to the Company of certain stockholders of Bright, (iii) indemnification obligations of Bright stockholders after the closing of the acquisition, and (iv) certain elections made by the stockholders of Bright.

The proposed issuance of shares of the Company’s Class A common stock to stockholders of Bright in accordance with the terms and subject to the conditions set forth in the acquisition agreements will be made in reliance on the private offering exemption of Section 4(2) of the Securities Act and/or the private offering safe harbor provision of Rule 506 of Regulation D promulgated thereunder based on the following factors: (i) the number of offerees or purchasers, as applicable, (ii) the absence of general solicitation, (iii) investment representations obtained from the stockholders of Bright, including with respect to their status as accredited investors, (iv) the provision of appropriate disclosure, and (v) the placement of restrictive legends on the certificates reflecting the securities.

Item 7.01. Regulation FD Disclosure

On February 6, 2014, the Company issued a press release announcing the pending acquisition of Bright. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference. On February 6, 2014, the Company also posted a presentation on the investor relations portion of the Company’s website regarding the pending acquisition of Bright. The Company routinely posts information about the Company on its website. A copy of the presentation is furnished as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

The information furnished on this Form 8-K, including the exhibits attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description

99.1	Press Release issued by LinkedIn Corporation entitled “LinkedIn to Acquire Bright” dated February 6, 2014
99.2	Presentation Slides dated February 6, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINKEDIN CORPORATION

Date: February 6, 2014	By:	/s/ Steven Sordello
Steven Sordello
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press Release issued by LinkedIn Corporation entitled “LinkedIn to Acquire Bright” dated February 6, 2014
99.2	Presentation Slides dated February 6, 2014